SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM  8-K

             Current Report Pursuant to Section 13 or 15 (d) of
                         The Securities Act of 1934

     Date of Report (date of earliest event reported):   February 10, 1997


                           THE WIDECOM GROUP INC.
           (Exact Name of Registrant as Specified in its Charter)

                              Ontario, Canada
               (State or Other Jurisdiction of Incorporation)


           1-13589                                     98-0139939
   (Commission File Number)                (IRS Employer Identification No.)

55 City Centre Drive, Suite 500, Mississauga, Ontario, Canada       L5B 1M3
         (Address of Principal Executive Offices)                 (Zip Code)

                             (905) 566-0180
            (Registrant's Telephone Number, Including Area Code)


INFORMATION TO BE INCLUDED IN FORM 8-K


Item 1.  Change in Control of Registrant   --   Not Applicable

Item 2.  Acquisition or Disposition of Assets   --   Not Applicable

Item 3.  Bankruptcy or Receivership   --   Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant   --   Not Applicable

Item 5.  Other Events.

      On February 10, 1997, the Registrant announced that it was calling for redemption of all of the publicly-traded warrants issued in connection with its initial public offering. On April 10, 1997, the company announced that the Warrant Redemption Program was complete, that more than half the warrants had been exercised, and that no warrants would be redeemed, all as described in the Press Release attached as Exhibit A to this Form 8-K.

Item 6.  Resignation of Registrant's Directors   --   Not Applicable

Item 7.  Financial Statements and Exhibits   --   Not Applicable

Item 8.  Change in Fiscal Year   --   Not Applicable

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     The  WideCom  Group,  Inc.


Dated:   April 30, 1997              /s/  Raja S. Tuli
                                          Raja S. Tuli, President and
                                          Chief Executive Officer



                                Exhibit Index


      Exhibit No.      Description                               Page No.

      20.3             Press Release                             4